Exhibit 99.1

Orion Energy Systems Acquires Lighting and Electrical Maintenance Service Provider, Stay-Lite Lighting

Addition of business to accelerate the growth of Orion Maintenance Services

Manitowoc, WI – January 5, 2022 – Orion Energy Systems, Inc. (NASDAQ: OESX) (Orion Lighting), a provider of energy-efficient LED lighting, control and IoT systems, including turnkey project implementation, program management and system maintenance, today announced the acquisition of Stay-Lite Lighting, a nationwide lighting and electrical maintenance service provider.

The acquisition accelerates the growth of the Orion Maintenance Services business, which provides lighting and electrical services to customers.

“The acquisition of Stay-Lite Lighting into the Orion portfolio adds high-profile retail customers, self-performing capabilities in 15 states and a nationwide network of service coverage,” stated Mike Altschaefl, Orion CEO and Board Chair. “This will substantially benefit our current and future customer base as it immediately expands our service and maintenance network, capabilities and offering while adding 50 years of lighting industry experience and technical knowledge. This is a timely addition of service capabilities as we continue to expand our maintenance services with our largest retail customers and provides additional resources we can leverage for future growth.”

An active member of the International Association of Lighting Management Companies (NALMCO), Stay-Lite Lighting provides self-performing services such as indoor and outdoor lighting repairs, sign repairs, and manufacturer warranty support, among other services.

“We have been significantly expanding our lighting maintenance business with our largest retail customers, and this acquisition will allow us to continue to grow our recurring revenues and more quickly support the needs of our customers,” stated Altschaefl. “We are also very excited about the talented people that will be joining us, including their experience, customer relationships and deep knowledge of the lighting maintenance market.”

Kirk Tuson, Stay-Lite Lighting’s former owner commented, “There is an excellent cultural fit between our two companies. By combining our resources, we will be able to expand the high-quality, dependable customer service for which we have been known for the past 50 years.”

Stay-Lite Lighting will operate as Stay-Lite, an Orion Energy Systems business. Stay-Lite Lighting has annual revenues of approximately $9 million.

Bridgewood Advisors acted as advisors to Orion and Taureau Group acted as advisors to Stay-Lite Lighting.

About Orion Energy Systems

Orion provides innovative LED lighting systems and turnkey project implementation including installation and commissioning of fixtures, controls and IoT systems, as well as ongoing system maintenance and program management. We help our customers achieve energy savings with healthy, safe and sustainable solutions, enabling them to reduce their carbon footprint and digitize their business.

Safe Harbor Statement

Certain matters discussed in this press release, are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe our future plans, objectives or goals, including business relationships with government customers, are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected including, but not limited to, the risks described in our filings with the Securities and Exchange Commission.

Shareholders, potential investors and other readers are urged to consider risks and uncertainties carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://investor.oriones.com/ in the Investor Relations section of our Website. Except as required by applicable law, we assume no obligation to update any forward-looking statements publicly or to update the reasons why actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Twitter: @OrionLighting and @OrionLightingIR

StockTwits: @Orion_LED_IR

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Contacts

Per Brodin, CFO	William Jones; David Collins
Orion Energy Systems, Inc.	Catalyst IR
pbrodin@oesx.com	(212) 924-9800 or OESX@catalyst-ir.com